Exhibit 10.1

AMENDMENT NO. 1

to

SPONSOR LETTER Agreement

This Amendment No. 1 to the Sponsor Letter Agreement (this “Amendment”) is made as of June 13, 2022, by and among Endurance Antarctica Partners, LLC, a Cayman Islands limited liability company (the “Sponsor”), Endurance Acquisition Corp., a Cayman Islands exempted company (the “SPAC”), and SatixFy Communications Ltd., a limited liability company organized under the laws of the State of Israel (the “Company”). Capitalized terms used, but not otherwise defined herein, shall have the meaning given to them in the BCA (as defined below).

WHEREAS, on March 8, 2022, the SPAC, the Company and certain other Persons entered into that certain Business Combination Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “BCA”);

WHEREAS, contemporaneously with the execution and delivery of the BCA, the Sponsor, the SPAC and the Company entered into that certain Sponsor Letter Agreement dated March 8, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Sponsor Letter Agreement”);

WHEREAS, pursuant to Section 15 of the Sponsor Letter Agreement, which incorporates by reference Section 8.3 of the BCA, mutatis mutandis, the Sponsor Letter Agreement may be amended or modified only by a duly authorized agreement in writing executed by each of the Parties in the same manner as the Sponsor Letter Agreement and which makes reference to the Sponsor Letter Agreement; and

WHEREAS, each of each of the Sponsor, the SPAC and the Company desire to amend the Sponsor Letter Agreement in order to revise the limitations applicable to SPAC Working Capital Loans.

NOW, THEREFORE, in consideration for the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sponsor, the SPAC and the Company hereby agree to amend the Sponsor Letter Agreement as follows:

1.            Amendment to Section 8 of the Sponsor Letter Agreement. Section 8 of the Sponsor Letter Agreement is hereby amended and restated in its entirety to read: “With respect to any SPAC Working Capital Loan (or other similar loan of funds) that is or may be convertible into warrants or other securities (derivative or otherwise) of the SPAC, the Company or any of their respective Subsidiaries, the SPAC and the Sponsor hereby agree, and shall take such actions within its power so as to ensure, that no more than $200,000 of such SPAC Working Capital Loans shall be converted into such warrants or other securities (derivative or otherwise), notwithstanding any applicable provisions of the Warrant Agreement, the Assumed Warrant Agreement or any other Contract.”

2.            Effect of Amendments and Modifications. Except as expressly amended hereby, the Sponsor Letter Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects confirmed. Whenever the Sponsor Letter Agreement is referred to in any agreement, document or other instrument, such reference will be to the Sponsor Letter Agreement as amended by this Amendment. For the avoidance of doubt, each reference in the Sponsor Letter Agreement, as amended hereby, to “the date hereof”, the “date of this Agreement” and derivations thereof and other similar phrases shall continue to refer to March 8, 2022.

3.            Miscellaneous. Sections 8.5, 8.7, 8.10, 8.11, 8.15 and 8.16 of the BCA are incorporated herein by reference, mutatis mutandis.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

ENDURANCE ANTARCTICA PARTNERS, LLC

By: ADP Endurance, LLC
Its: Managing Member

By:	/s/ Chandra R. Patel
Name: Chandra R. Patel
Title: Managing Director

ENDURANCE ACQUISITION CORP.

By:	/s/ Richard C. Davis
Name: Richard C. Davis
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to the Sponsor Letter Agreement]

SATIXFY COMMUNICATIONS LTD.

By:	/s/ Yoav Leibovitch
Name: Yoav Leibovitch
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to the Sponsor Letter Agreement]